Exhibit 32.1

**CERTIFICATION PURSUANT TO**
**SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002**

The undersigned, Jacob BenArie, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the quarterly report on Form 10-Q of Orgenesis Inc. for the period ended August 31, 2012 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Orgenesis Inc.

Date: OCTOBER 15, 2012, 2012

Jacob BenArie
Chief Executive Officer and President
(Principal Executive Officer)